                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 2003


                              BROADVIEW MEDIA, INC.
             (Exact name of Registrant as Specified in its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)



         0-8508                                      41-0641789
(Commission File Number)                            (IRS Employer
                                                 Identification No.)


                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                         Telephone Number: 952-835-4455
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated November 6, 2003

ITEM 12.                   REGULATION FD DISCLOSURE.

         The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" of Form 8-K as instructed in the Securities and Exchange Commission's guidance provided in Release No. 33-8216.

         On November 7, 2003, Broadview Media, Inc. issued a press release announcing its second quarter 2004 fiscal year financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2003

                                             BROADVIEW MEDIA, INC.


                                             By   /s/ MARK "RED" WHITE
                                               ---------------------------------
                                                  Mark "Red" White
                                                  COO

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              BROADVIEW MEDIA, INC.
                            EXHIBIT INDEX TO FORM 8-K

Date of Report:                                           Commission File No.:
November 10, 2003                                                       0-8508



EXHIBIT NO.                ITEM

   99.1                    Press Release dated November 17, 2003